SUPPLEMENT DATED JUNE 18, 2007
                        TO PROSPECTUSES DATED MAY 1, 2007
                                       FOR

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT           PHOENIX LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
--------------------------------------------           --------------------------------------------------------
Corporate Edge                                         Corporate Edge
Executive Benefit VUL                                  Executive Benefit VUL
Phoenix Executive VUL(R)


THE SUB-SECTION OF THE PROSPECTUS ENTITLED "PREMIUM PAYMENTS" IS SUPPLEMENTED WITH THE INFORMATION BELOW.

We will apply your subsequent premium payments on the valuation date we receive them in good order. Subsequent premium payments will be applied in accordance with your premium allocation instructions. If we receive your subsequent premium payment in good order on a non-valuation date or after the close of a valuation date, we will apply your payment on the next valuation date.

A "valuation date" is any day on which the net asset value of the units of each investment option of the Separate Account are determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time. Valuation dates do not include days when the NYSE is closed, which generally includes weekends and major U.S. holidays.

You may elect to pay subsequent premiums payments by pre-authorized check. Under this service, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments. Withdrawals from your bank account will be made on the 15th of each month. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period.

You can discontinue this service by contacting our VPMO. We must receive notification of account changes at our VPMO at least 30 days before the next draft. Upon termination of this service, the premium payment frequency will be changed to the most frequent modal premium available under your policy.

We may automatically switch you to quarterly billing if we are unable to obtain the premium payment from your bank account. We may discontinue this service with 30 days written notice to you.

We may delay the application of a subsequent premium payment if applying it would cause the policy to become a modified endowment contract ("MEC"). As described in the "Federal Income Tax Considerations" section of this prospectus, there are significant tax consequences associated with MEC policies. Generally, we will apply the portion of the subsequent premium payment that will not cause the policy to become a MEC and we will refund the balance to you. However, if we receive a subsequent premium payment that will cause the policy to become a MEC within 20 days prior to the anniversary of the policy date ("policy anniversary date"), the portion of the payment that will cause the policy to become a MEC will be considered to be not in good order. We will hold the portion of the payment that cannot be applied and will apply it on the policy anniversary date when it can be applied without creating a MEC. If it is your intention to create a MEC or if you would like the portion of the premium payment that will not create a MEC returned to you, you must notify us in writing within thirty days of the policy anniversary date. If you intend to create a MEC, you will be required to sign a form acknowledging that you understand the accompanying tax consequences. These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay year may no longer coincide with your policy anniversary date.

THE SUB-SECTION OF THE PROSPECTUS ENTITLED "BUSINESS-OWNED POLICIES" IS DELETED AND REPLACED WITH THE FOLLOWING:

BUSINESS AND CORPORATE-OWNED POLICIES
If the policy owner is an entity, such as a business or corporation, there are Internal Revenue Code provisions that apply to the tax treatment of premiums, policy loan interest, contract earnings and death benefits. No deduction is permitted for premiums paid if the policy owner is a beneficiary under the contract. No deduction generally is allowed for interest paid or accrued on any policy loan. A pro rata interest deduction disallowance rule may also apply in the case of a policy insuring the life of an individual who is not an owner of the policy owner, or an officer, director, or employee of the policy owner's business. The death benefits and policy earnings may be subject to tax under the corporate alternative minimum tax.

As of August 2006, death benefits may be subject to income tax unless (1) specified notice and consent provisions are met and (2) criteria are satisfied concerning the relationship between the insured and policy owner. The policy owner is responsible for ensuring that the notice and consent requirements are satisfied and for determining whether the relationship between insured and policy owner meets the statutory criteria. The policy owner must also comply with Internal Revenue Service annual reporting and recordkeeping requirements.

THE FOLLOWING IS ADDED TO THE "FEDERAL INCOME TAX CONSIDERATIONS" SECTION OF THE PROSPECTUS.

In 2004, the Department of Treasury ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax. See Rev. Rul. 2004-74, 2004-31 I.R.B. 109.






               There are no other changes being made at this time.










TF922